Prepaid Expenses and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2020
Prepaid Expenses and Other Current Assets
Schedule of prepaid expenses and other current assets

	2020	2019
Prepaid expenses	$543,148	$551,689
Good Dermatology receivable	—	448,098
Leased facility security deposit	231,901	—
Capitalized commission cost, net	509,326	—
Other	79,787	137,952
Total prepaid expenses and other current assets	$1,364,162	$1,137,739